UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 31, 2006
                                                 -------------------------------

             Securitized Asset Backed Receivables LLC Trust 2006-NC2
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                         (Exact name of issuing entity)

                    Securitized Asset Backed Receivables LLC
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              (Exact name of depositor as specified in its charter)

                               Sutton Funding LLC
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               (Exact name of sponsor as specified in its charter)

         Delaware                 333-130543-02              37-1472598
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(State or other jurisdiction       (Commission              (IRS Employer
    of incorporation               File Number              Identification
      of depositor)             of issuing entity)         No. of depositor)

    200 Park Avenue, New York, New York                         10166
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(Address of principal executive offices of depositor)  (Zip Code of depositor)

Depositor's telephone number, including area code (212) 412-4000
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

      On May 31, 2006, Securitized Asset Backed Receivables LLC (the "Depositor") caused the issuance of the Securitized Asset Backed Receivables LLC Trust 2006-NC2 Mortgage Pass-Through Certificates, Series 2006-NC2 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, NC Capital Corporation, as responsible party, U.S. Bank National Association, as trustee, OfficeTiger Global Real Estate Services Inc., as loan performance advisor, Wells Fargo Bank, National Association, as servicer and securities administrator, and Deutsche Bank National Trust Company, as custodian. The Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $593,967,000, were sold to Barclays Capital Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of May 23, 2006, by and between the Depositor and the Underwriter.

      The Class X and Class P Certificates were sold by the Depositor to Securitized Asset Backed NIM Trust 2006-NC2 on May 24, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act, as part of the consideration for the Class N-1 and Class N-2 Notes issued by Securitized Asset Backed NIM Trust 2006-NC2.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of May 31, 2006, by and between the Depositor, as depositor, and Barclays Capital Inc., as underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of May 1, 2006, by and among the Depositor, as depositor, NC Capital Corporation, as responsible party, U.S. Bank National Association, as trustee, OfficeTiger Global Real Estate Services Inc., as loan performance advisor, Wells Fargo Bank, National Association, as servicer and securities administrator, and Deutsche Bank National Trust Company, as custodian.

Exhibit 10.1 Interest Rate Swap Agreement, dated as of May 31, 2006, between Barclays Bank PLC, the swap provider, and Wells Fargo Bank, National Association, the securities administrator (included as part of Exhibit S to Exhibit 4).

Exhibit 10.2 Interest Rate Cap Agreement, dated May 31, 2006, between Barclays Bank PLC, the cap provider, and Wells Fargo Bank, National Association, the securities administrator (included as Exhibit T to Exhibit 4).

Exhibit 10.3 Assignment Agreement, dated as of the May 31, between Barclays Bank PLC and the Depositor, relating to the WMC Mortgage Loans (included as Exhibit X to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 15, 2006                    SECURITIZED ASSET BACKED RECEIVABLES
                                          LLC

                                       By:   /s/ Paul Menefee
                                          --------------------------------------
                                          Name:  Paul Menefee
                                          Title: Director

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                     Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

1                 Underwriting Agreement, dated as of May               (E)
                  31, 2006, by and between the Depositor, as depositor, and Barclays Capital Inc., as underwriter.

4                 Pooling and Servicing Agreement, dated as             (E)
                  of May 1, 2006, by and among the
                  Depositor, as depositor, NC Capital
                  Corporation, as responsible party, U.S.
                  Bank National Association, as trustee,
                  OfficeTiger Global Real Estate Services
                  Inc., as loan performance advisor, Wells
                  Fargo Bank, National Association, as
                  servicer and securities administrator, and
                  Deutsche Bank National Trust Company, as custodian.

10.1              Interest Rate Swap Agreement, dated as of             (E)
                  May 31, 2006, between Barclays Bank PLC, the swap provider, and Wells Fargo Bank, National Association, the securities administrator (included as part of Exhibit
                  S to Exhibit 4).

10.2              Interest Rate Cap Agreement, dated May 31,            (E)
                  2006, between Barclays Bank PLC, the cap provider, and Wells Fargo Bank, National
                  Association, the securities administrator
                  (included as Exhibit T to Exhibit 4).

10.3              Assignment Agreement, dated as of the May             (E)
                  31, between Barclays Bank PLC and the
                  Depositor, relating to the WMC Mortgage
                  Loans (included as Exhibit X to Exhibit
                  4).